                                                                              Statement

To: Global West Resources Inc.

45 Milford Avenue

Toronto, Ontario Canada

       M6M 2W1,

Attention: Mr. Pavle Zderic, President/Director

From: James W. McLeod

5382 Aspen Way

Delta, BC V4K 3S3

Re: Hot 1-4 Mineral Claims, Esmeralda County, Nevada

Cost of Hot 1-4 mineral claims acquisition

$4,000 US

Cost of Hot 1-4 mineral claims report                                       $5,000

Total

$9,000

Respectfully submitted,

/s/James W. McLeod, P. Geo.

May 25, 2007

                                                                    PAID IN FULL